Federated Investors
World-Class Investment Manager

Federated Utility Fund, Inc.

15TH SEMI-ANNUAL REPORT

August 31, 2002

Established 1988

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Utility Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Utility Fund, Inc. was created in 1988, and I am pleased to present its 15th Semi-Annual Report. This report covers the six-month reporting period of March 1, 2002 through August 31, 2002, the first half of the fund's fiscal year. Historically, the fund has provided current income and growth opportunities through a diversified portfolio of good dividend-paying and well-recognized utility companies,1 which supply light, heat and telecommunications services and products to millions of customers.

In the first 12 years of the fund, shareholders have had the opportunity to benefit from the fund's focus on utility companies. However, in the last three years, the overall landscape for utility companies has changed dramatically. Stock values of utilities have plummeted even though we are still using light, heat, natural gas and telephones. It has been a very difficult three years.

As of August 31, 2002, the fund's total net assets of $465.5 million were invested in 85 U.S. and foreign corporations with a median market capitalization of $3.5 billion. Market capitalization is calculated by multiplying the number of shares outstanding by the current market price of the company's shares. Typical fund holdings included SBC Communications, Duke Energy and American Electric Power.

This report begins with an interview with the fund's manager John L. Nichol, CFA, Vice President of Passport Research, Ltd. Following his discussion of the current utility industry environment and the fund's performance are two additional items of shareholder interest--a complete listing of the fund's holdings in stocks and convertible securities, and publication of the fund's financial statements.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. Utility securities are interest rate sensitive and a rise in interest rates can cause their value to fall.

This six-month reporting period was yet another difficult one for the U.S. and international stock markets, with volatility in many stocks across all sectors. With little good news on the U.S. economy, stock prices fell, which had a negative impact on the fund's performance. Individual share class total returns and income distributions for the fund follow.2

	Total Return	Income	Net Asset Value Change
Class A Shares	(16.76)%	$0.168	$7.87 to $6.40 = (18.68)%
Class B Shares	(17.07)%	$0.139	$7.88 to $6.41 = (18.65)%
Class C Shares	(17.09)%	$0.139	$7.87 to $6.40 = (18.68)%
Class F Shares	(16.75)%	$0.168	$7.87 to $6.40 = (18.68)%

Although the returns are disappointing, the fund's beta of 0.66 means it has the potential to be less volatile than the stock market overall.3 In this difficult environment for equities generally, and utility stocks in particular, the fund's emphasis on lower risk, broad diversification and high-quality stocks has been a positive attribute. The fund's Class A Shares' 30-day SEC yield, for example, was 4.79% (based on net asset value) and 4.52% (based on offering price) as of August 31, 2002. The current yields on many stocks and bonds are attractive and very competitive. We do believe dividends matter to shareholders and are a sign of a corporation's strength and focus on shareholders' interest.

2 Past performance is no guarantee of future results. Performance quoted is based on net asset value. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (21.35)%, (21.54)%, (17.90)%, and (18.40)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Beta is a measure of a fund's or stock's volatility compared to that of the overall stock market, which, as measured by the Standard & Poor's 500 Index (S&P 500), has a beta of 1.00. A fund with a lower beta can be expected to fluctuate in value less than the S&P 500, whereas a fund with a higher beta will fluctuate more. For example, a beta of 0.50 means that a fund can be expected to fluctuate in value half as much as the S&P 500.

As a result of this difficult environment, your fund's Directors unanimously approved changing the fund's fundamental investment policy requiring it to invest primarily in the utilities industry. If the proposal you have received to change the restriction is approved by shareholders, the investment objective of the fund will not change. The fund will continue to pursue income and growth of income, and secondarily capital appreciation. Instead of being constrained to seek income primarily from utility securities, the fund's managers will seek stocks with high dividend yields across all industry sectors and markets.

Many investment professionals believe that, in today's market, dividend increases may be one of the best ways to gauge a company's growth potential. Furthermore, from the investor's standpoint, the "bird-in-the-hand" philosophy behind investing for dividends appears to be a wise strategy in the current investing climate.

Thank you for your patience and for your investment in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
October 15, 2002

John L. Nichol, CFA

Vice President

Passport Research, Ltd.

Investment Review

What are your comments on the utility market and the fund's performance?

The stock market's volatility over the last six months has been unprecedented, falling more than 400 points one day and rising more than 400 points on another. The environment for equities, even the defensive sectors, has been most difficult. Utility companies' returns have been disappointing, and the Telecommunications sector had experienced earnings difficulties as well. For the six-month reporting period ended August 31, 2002, the S&P Utility Index return was (16.8)% and the S&P Communications Index return was (35.5)%.1

Compared to the benchmarks' returns, the fund's greater exposure to traditional electric companies and its lower sector weight in the Communications area significantly helped performance. Specifically, our holdings of electric companies like KeySpan Corp., Southern Co., Progress Energy, Inc. and Cinergy Corp. along with real estate investment trusts (REITs) like AMB Property Corp. and Vornado Realty Trust contributed positively to the fund's income returns. Our underweight in Telecommunications also helped the fund's relative performance.

Our daily analysis of portfolio issues, which includes a review of expected earnings and current balance sheet issues, remains the way we evaluate our sector weightings. Please see the sector weightings chart as of August 31, 2002, for details.

1 The S&P Utility Index is an unmanaged index comprising electric and natural gas utilities that track daily changes in the price of stocks. The S&P Communications Index is an unmanaged index comprising telephone and communications-oriented companies and tracks daily changes in the price of these stocks. Investments cannot be made in an index.

Sector	Percentage of Net Assets	Sector Weighting of the Fund's Benchmark
Electrics	47.1%	44.25%
Natural Gas	15.0%	5.75%
Telephone -- Local	13.2%	39.54%
Telephone -- Long-Distance	0.9%	7.28%
Telephone -- Wireless	0.0%	3.18%
Foreign Utilities	6.1%	0.00%

What was your strategy for the fund's sector weightings during the reporting period?

With a value bias, the fund maintains core investments in both the Utility and Telecommunication sectors. However, during the last six months, the fund's Telecommunication sector weighting was reduced from over 25% of the portfolio to less than 20% due to deteriorating fundamentals and falling earnings estimates. Unfortunately, even the Utility sector had its share of disappointments. In both sectors, these negative factors currently are being counterbalanced by historically attractive valuation levels along with low expectations. The fund's repositioning into traditional electric utilities and away from high expectation, growth utilities aided performance, while the fund's exposure to communications stocks hurt returns. However, when compared to the fund's benchmark, the portfolio's lower sector weight in the communications area meaningfully aided performance.

What were the fund's top ten holdings as of August 31, 2002?

The top holdings were:

Name	Sector	Percentage of Net Assets
Verizon Communications, Inc.	Telecommunications-Local	4.4%
Cinergy Corp., Conv. Pfd.	Utilities-Electric	4.1%
FPL Group, Inc., DECS	Utilities-Electric	4.1%
SBC Communications, Inc.	Telecommunications-Local	4.0%
TXU Corp., Conv. Pfd.	Utilities-Electric	3.3%
Alltel Corp., DECS	Telecommunications-Local	3.1%
Southern Co.	Utilities-Electric	2.4%
KeySpan Corp.	Utilities-Natural Gas	2.4%
Duke Energy Corp., PRIDES	Utilities-Electric	2.2%
American Electric Power Co., Inc., DECS	Utilities-Electric	2.1%
TOTAL		32.1%

What were some of the fund's recent utility purchases?

Alltel Corp. (3.05% of net assets) is a rural telephone carrier that provides wireline and wireless communications and information services. The company's strong free cash flow, healthy balance sheet and reasonable growth prospects are appealing given its attractive valuation levels.

National Fuel Gas Co. (0.64% of net assets) is an integrated natural gas company with operations in all segments of the natural gas industry from production to distribution. Its stock has a yield of over 4.50%, and we expect the company to do well as earnings recover due to improved commodity prices and cost benefits gained from the company's restructuring program.

Looking ahead for the balance of the year and into 2003, what is your outlook for utility stocks?

We hope, as headline risks fade and company balance sheets improve, for a more favorable environment for utility stocks to emerge. In addition, some economic data continues to support a strengthening U.S. economy. The fund has begun to reposition itself into Utility and Telecommunications stocks that, in our opinion, will participate in the upward move in the market while maintaining the basic characteristics of value stocks and good dividends.

Portfolio of Investments

August 31, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--63.5%
		Energy--3.9%
17,800		Amerada Hess Corp.	$1,301,180
49,000		Baker Hughes, Inc.	1,347,500
126,300		CONSOL Energy, Inc.	1,784,619
32,100		Chevron Texaco Corp.	2,459,823
97,400		Conoco, Inc.	2,391,170
154,900		Diamond Offshore Drilling, Inc.	3,460,466
15,700	[1]	Eni S.p.A., ADR	1,183,780
51,800		Marathon Oil Corp.	1,282,050
38,300		Schlumberger Ltd.	1,654,943
43,700		Tidewater, Inc.	1,245,450

		TOTAL	18,110,981

		Financials--4.4%
69,600		AMB Property Corp.	2,070,600
28,700		Apartment Investment & Management Co., Class A	1,252,755
46,400		Archstone-Smith Trust	1,222,640
31,600		Boston Properties, Inc.	1,197,008
89,900		Equity Office Properties Trust	2,506,412
51,400		Highwoods Properties, Inc.	1,228,460
209,500		iStar Financial, Inc.	6,117,400
73,800		Public Storage, Inc.	2,354,220
59,900		Vornado Realty Trust	2,475,068

		TOTAL	20,424,563

		Industrials--0.2%
15,400	[1,2]	Siemens AG, ADR	722,106

		Materials--0.5%
96,000	[1]	Anglo American PLC, ADR	1,214,400
31,700		E.I. du Pont de Nemours and Co.	1,277,827

		TOTAL	2,492,227

Shares			Value
		COMMON STOCKS--continued
		Telecommunication Services--13.7%
459,800		BCE, Inc.	$8,349,968
196,000		BellSouth Corp.	4,570,720
755,100		SBC Communications, Inc.	18,681,174
386,600		Sprint Corp.	4,484,560
59,200	[1]	Telecom Italia S.p.A., ADR	4,724,160
82,400		Telefonos de Mexico, Class L, ADR	2,441,512
657,100		Verizon Communications, Inc.	20,370,100

		TOTAL	63,622,194

		Utilities--40.8%
225,700		Allegheny Energy, Inc.	4,660,705
309,800		Alliant Energy Corp.	6,459,330
285,300		American Electric Power Co., Inc.	9,728,730
173,900		Consolidated Edison, Inc.	7,075,991
101,800		Constellation Energy Group, Inc.	2,851,418
56,800		DPL, Inc.	1,053,640
82,100		DQE, Inc.	1,232,321
82,300		DTE Energy Co.	3,531,493
334,300		El Paso Corp.	5,653,013
489,200	[1]	Endesa SA, ADR	5,772,560
221,600		Energy East Corp.	4,635,872
69,500		Entergy Corp.	2,932,205
192,500		Exelon Corp.	9,012,850
340,400	[1]	Great Plains Energy, Inc.	7,104,148
151,400		Idacorp, Inc.	4,066,604
319,700		KeySpan Corp.	11,202,288
477,600	[1]	Korea Electric Power Corp., ADR	4,776,000
61,400		MDU Resources Group, Inc.	1,481,582
302,000		NICOR, Inc.	8,576,800
177,400		NSTAR	7,557,240
146,500		National Fuel Gas Co.	2,971,020
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
67,200		National Grid Group PLC, ADR	$2,365,440
359,500		NiSource, Inc.	7,150,455
471,500		Northeast Utilities Co.	8,255,965
157,100		OGE Energy Corp.	3,016,320
116,600		PNM Resources, Inc.	2,574,528
242,100		Peoples Energy Corp.	8,090,982
56,200		Pepco Holdings, Inc.	1,212,796
74,600		Piedmont Natural Gas, Inc.	2,684,854
245,800		Pinnacle West Capital Corp.	8,212,178
199,300		Progress Energy, Inc.	9,271,436
26,300		Public Service Enterprises Group, Inc.	925,760
29,000		Reliant Energy, Inc.	343,650
196,600	[1]	SCANA Corp.	5,500,868
390,400		Southern Co.	11,305,984
75,700		Vectren Corp.	1,778,950
79,300	[1]	WPS Resources Corp.	2,934,100
94,600		Westar Energy, Inc.	1,154,120
46,700		Wisconsin Energy Corp.	1,186,647

		TOTAL	190,300,843

		TOTAL COMMON STOCKS (IDENTIFIED COST $313,382,726)	295,672,914

		PREFERRED STOCKS--26.8%
		Telecommunication Services--3.1%
322,200		Alltel Corp., DECS, 7.75%	14,199,354

		Utilities--23.7%
221,400		American Electric Power Co., Inc., DECS, $4.63	9,741,600
85,700		CMS Energy Corp., PEPS, $1.81	1,520,318
46,200		Calpine Corp., Conv. Pfd., $2.75	713,790
341,100		Cinergy Corp., Conv. Pfd., $4.75	19,101,600
125,400		Dominion Resources, Inc., Conv. Pfd., $4.75	7,304,550
493,400		Duke Energy Corp., PRIDES, Series B, $2.00	10,262,720
162,000		El Paso Corp., DECS, $4.50	7,144,200
Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Utilities--continued
354,800		FPL Group, Inc., DECS, $4.25	$19,052,760
143,700		KeySpan Corp., DECS, $4.38	7,113,150
116,400	[1]	NiSource, Inc., Conv. Pfd., $3.88	4,452,300
200,000	[1]	PPL Corp., Conv. Pfd., $1.94	3,840,000
203,500		Sempra Energy, DECS, $2.13	4,926,735
302,300		TXU Corp., Conv. Pfd., $4.38	15,145,230

		TOTAL	110,318,953

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $128,905,426)	124,518,307

		CORPORATE BONDS--1.6%
		Utilities--1.6%
$2,300,000	[1]	AES Corp., Conv. Bond, 4.50%, 8/15/2005	764,934
2,000,000		Calpine Corp., Conv. Bond, 4.00%, 12/26/2006	1,132,320
11,500,000		Mirant Corp., Conv. Bond, 2.50%, 6/15/2021	5,384,645

		TOTAL CORPORATE BONDS (IDENTIFIED COST $12,185,553)	7,281,899

		MUTUAL FUND--6.7%
31,332,183		Prime Value Obligations Fund, Series IS (at net asset value)	31,332,183

		U.S. TREASURY--1.5%
$7,000,000		United States Treasury Bill, 9/5/2002 (IDENTIFIED COST $6,998,732)	6,998,732

		TOTAL INVESTMENTS (IDENTIFIED COST $492,804,620)[3]	$465,804,035

1 Certain shares are temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 The cost of investments for generally accepted accounting principles ("GAAP") is $492,804,620. Cost for federal tax purposes is $492,728,029. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized depreciation of investments on a federal tax basis amounts to $26,923,994 which is comprised of $17,046,906 appreciation and $43,970,900 depreciation at August 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($465,542,125) at August 31, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PEPS	--Participating Equity Preferred Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $492,804,620)		$465,804,035
Cash held as collateral for securities lending		35,052,077
Income receivable		1,075,763
Receivable for investments sold		129,107
Receivable for shares sold		257,997

TOTAL ASSETS		502,318,979

Liabilities:
Payable for investments purchased	$40,455
Payable for shares redeemed	771,662
Income distribution payable	397,211
Payable on collateral due to broker	35,052,077
Options written, at value	138,678
Accrued expenses	376,771

TOTAL LIABILITIES		36,776,854

Net assets for 72,706,679 shares outstanding		$465,542,125

Net Assets Consist of:
Paid in capital		$797,997,472
Net unrealized depreciation of investments and options		(26,703,527)
Accumulated net realized loss on investments, foreign currency, and options		(306,355,640)
Undistributed net investment income		603,820

TOTAL NET ASSETS		$465,542,125

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($259,756,995 ÷ 40,565,001 shares outstanding)		$6.40

Offering price per share (100/94.50 of $6.40)[1]		$6.77

Redemption proceeds per share		$6.40

Class B Shares:
Net asset value per share ($43,449,296 ÷ 6,778,570 shares outstanding)		$6.41

Offering price per share		$6.41

Redemption proceeds per share (94.50/100 of $6.41)[1]		$6.06

Class C Shares:
Net asset value per share ($15,870,382 ÷ 2,479,071 shares outstanding)		$6.40

Offering price per share		$6.40

Redemption proceeds per share (99.00/100 of $6.40)[1]		$6.34

Class F Shares:
Net asset value per share ($146,465,452 ÷ 22,884,037 shares outstanding)		$6.40

Offering price per share (100/99.00 of $6.40)[1]		$6.46

Redemption proceeds per share (99.00/100 of $6.40)[1]		$6.34

1 See "What Do Shares Cost?" in the prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended August 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $62,865)			$16,084,252
Interest			807,231

TOTAL INCOME			16,891,483

Expenses:
Investment adviser fee		$2,188,453
Administrative personnel and services fee		219,429
Custodian fees		10,797
Transfer and dividend disbursing agent fees and expenses		450,333
Directors'/Trustees' fees		8,170
Auditing fees		8,754
Legal fees		2,334
Portfolio accounting fees		88,122
Distribution services fee--Class B Shares		207,156
Distribution services fee--Class C Shares		74,531
Shareholder services fee--Class A Shares		406,037
Shareholder services fee--Class B Shares		69,052
Shareholder services fee--Class C Shares		24,843
Shareholder services fee--Class F Shares		229,552
Share registration costs		36,766
Printing and postage		25,000
Insurance premiums		1,500
Taxes		43,477
Miscellaneous		2,000

TOTAL EXPENSES		4,096,306

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(4,730)
Fees paid indirectly from directed broker arrangements	(12,839)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(17,569)

Net expenses			4,078,737

Net investment income			12,812,746

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Options:
Net realized loss on investments and foreign currency transactions			(93,775,599)
Net change in unrealized appreciation of investments and options			(20,035,063)

Net realized and unrealized loss on investments, foreign currency, and options			(113,810,662)

Change in net assets resulting from operations			$(100,997,916)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 8/31/2002	Year Ended 2/28/2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,812,746	$30,533,844
Net realized loss on investments, options and foreign currency transactions	(93,775,599)	(126,798,792)
Net change in unrealized appreciation/depreciation of investments, options, and foreign currency	(20,035,063)	(56,200,677)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(100,997,916)	(152,465,625)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(7,271,443)	(17,758,967)
Class B Shares	(1,018,661)	(2,619,311)
Class C Shares	(367,478)	(913,384)
Class F Shares	(4,111,234)	(10,312,983)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,768,816)	(31,604,645)

Share Transactions:
Proceeds from sale of shares	8,506,587	24,101,201
Net asset value of shares issued to shareholders in payment of distributions declared	10,112,963	26,309,418
Cost of shares redeemed	(94,226,028)	(185,309,747)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(75,606,478)	(134,899,128)

Change in net assets	(189,373,210)	(318,969,398)

Net Assets:
Beginning of period	654,915,335	973,884,733

End of period (including undistributed net investment income of $603,820 and $521,872, respectively)	$465,542,125	$654,915,335

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$7.87	$9.94	$11.62	$12.42	$14.07	$13.27
Income From Investment Operations:
Net investment income	0.16	0.34 [2]	0.31	0.36	0.38	0.42
Net realized and unrealized gain (loss) on investments, options and foreign currency	(1.46)	(2.05)[2]	(1.49)	0.34	0.64	2.52

TOTAL FROM INVESTMENT OPERATIONS	(1.30)	(1.71)	(1.18)	0.70	1.02	2.94

Less Distributions:
Distributions from net investment income	(0.17)	(0.36)	(0.36)	(0.36)	(0.36)	(0.41)
Distributions from net realized gain on investments, options and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.17)	(0.36)	(0.50)	(1.50)	(2.67)	(2.14)

Net Asset Value, End of Period	$6.40	$7.87	$ 9.94	$11.62	$12.42	$14.07

Total Return[3]	(16.76)%	(17.58)%	(10.41)%	5.44%	7.04%	23.05%

Ratios to Average Net Assets:

Expenses	1.30%[4]	1.27%	1.24%	1.24%	1.23%	1.14%

Net investment income	4.48%[4]	3.77%[2]	2.76%	2.86%	2.79%	3.01%

Expense waiver/reimbursement[5]	--	--	0.01%	0.01%	0.01%	0.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$259,757	$363,449	$523,944	$688,761	$756,510	$778,059

Portfolio turnover	54%	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$7.88	$9.95	$11.63	$12.42	$14.08	$13.28
Income From Investment Operations:
Net investment income	0.14	0.28 [2]	0.23	0.26	0.28	0.30
Net realized and unrealized gain (loss) on investments, options and foreign currency	(1.47)	(2.06)[2]	(1.50)	0.35	0.63	2.53

TOTAL FROM INVESTMENT OPERATIONS	(1.33)	(1.78)	(1.27)	0.61	0.91	2.83

Less Distributions:
Distributions from net investment income	(0.14)	(0.29)	(0.27)	(0.26)	(0.26)	(0.30)
Distributions from net realized gain on investments, options and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.14)	(0.29)	(0.41)	(1.40)	(2.57)	(2.03)

Net Asset Value, End of Period	$6.41	$7.88	$ 9.95	$11.63	$12.42	$14.08

Total Return[3]	(17.07)%	(18.19)%	(11.09)%	4.73%	6.18%	22.10%

Ratios to Average Net Assets:

Expenses	2.05%[4]	2.02%	2.00%	1.99%	1.98%	1.90%

Net investment income	3.72%[4]	3.01%[2]	2.01%	2.10%	2.04%	2.25%

Expense waiver/reimbursement[5]	--	--	--	--	--	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$43,449	$63,249	$100,487	$135,245	$142,858	$121,549

Portfolio turnover	54%	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$7.87	$9.94	$11.62	$12.42	$14.07	$13.28
Income From Investment Operations:
Net investment income	0.14	0.28 [2]	0.23	0.26	0.28	0.31
Net realized and unrealized gain (loss) on investments, options and foreign currency	(1.47)	(2.06)[2]	(1.49)	0.34	0.64	2.51

TOTAL FROM INVESTMENT OPERATIONS	(1.33)	(1.78)	(1.26)	0.60	0.92	2.82

Less Distributions:
Distributions from net investment income	(0.14)	(0.29)	(0.28)	(0.26)	(0.26)	(0.30)
Distributions from net realized gain on investments, options and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.14)	(0.29)	(0.42)	(1.40)	(2.57)	(2.03)

Net Asset Value, End of Period	$6.40	$7.87	$ 9.94	$11.62	$12.42	$14.07

Total Return[3]	(17.09)%	(18.21)%	(11.09)%	4.65%	6.25%	23.03%

Ratios to Average Net Assets:

Expenses	2.05%[4]	2.02%	2.00%	1.99%	1.98%	1.90%

Net investment income	3.72%[4]	3.01%[2]	2.00%	2.11%	2.03%	2.25%

Expense waiver/reimbursement[5]	--	--	--	--	--	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$15,870	$22,467	$34,223	$51,708	$58,012	$58,010

Portfolio turnover	54%	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$7.87	$9.94	$11.62	$12.41	$14.07	$13.27
Income From Investment Operations:
Net investment income	0.18	0.36 [2]	0.33	0.37	0.39	0.43
Net realized and unrealized gain (loss) on investments, options and foreign currency	(1.48)	(2.07)[2]	(1.51)	0.34	0.63	2.51

TOTAL FROM INVESTMENT OPERATIONS	(1.30)	(1.71)	(1.18)	0.71	1.02	2.94

Less Distributions:
Distributions from net investment income	(0.17)	(0.36)	(0.36)	(0.36)	(0.37)	(0.41)
Distributions from net realized gain on investments, options and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)	(1.73)

TOTAL DISTRIBUTIONS	(0.17)	(0.36)	(0.50)	(1.50)	(2.68)	(2.14)

Net Asset Value, End of Period	$6.40	$7.87	$ 9.94	$11.62	$12.41	$14.07

Total Return[3]	(16.75)%	(17.58)%	(10.40)%	5.55%	6.99%	23.09%

Ratios to Average Net Assets:

Expenses	1.30%[4]	1.27%	1.22%	1.21%	1.20%	1.12%

Net investment income	4.49%[4]	3.76%[2]	2.78%	2.89%	2.81%	3.03%

Expense waiver/reimbursement[5]	--	--	0.03%	0.03%	0.03%	0.13%

Supplemental Data:

Net assets, end of period (000 omitted)	$146,465	$205,750	$315,231	$461,145	$558,020	$625,142

Portfolio turnover	54%	95%	84%	127%	94%	118%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2002 (unaudited)

ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 3/1/2001		For the Year Ended 2/28/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Loss
Increase (Decrease)	$3,207	$3,207	$34,811	$3,207	$(38,018)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At February 28, 2002, the Fund for federal tax purposes, had a capital loss carryforward of $120,325,829, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 235,222

2010	$ 120,090,607

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At August 31, 2002, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received.

Contracts	Number of Contracts	Premium
Outstanding at 2/28/2002	--	--

Options written	4,257	$435,736

Outstanding at 8/31/2002	4,257	$435,736

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of August 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$33,859,136	$35,052,077

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At August 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	250,000,000
Class B Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	689,341	$5,078,821	1,678,744	$15,616,942
Shares issued to shareholders in payment of distributions declared	891,277	6,420,068	1,769,477	15,890,570
Shares redeemed	(7,168,393)	(51,895,920)	(10,000,350)	(91,040,902)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,587,775)	$(40,397,031)	(6,552,129)	$(59,533,390)

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	251,709	$1,758,706	521,663	$4,810,856
Shares issued to shareholders in payment of distributions declared	110,369	796,438	240,026	2,160,947
Shares redeemed	(1,609,389)	(11,713,668)	(2,836,761)	(25,801,338)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,247,311)	$(9,158,524)	(2,075,072)	$(18,829,535)

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	76,650	$546,100	108,945	$973,812
Shares issued to shareholders in Payment of distributions declared	34,095	245,419	82,113	740,432
Shares redeemed	(485,883)	(3,523,175)	(780,804)	(7,064,516)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(375,138)	$(2,731,656)	(589,746)	$(5,350,272)

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	152,367	$1,122,960	303,505	$2,699,591
Shares issued to shareholders in payment of distributions declared	368,079	2,651,038	833,730	7,517,469
Shares redeemed	(3,773,934)	(27,093,265)	(6,717,298)	(61,402,991)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(3,253,488)	$(23,319,267)	(5,580,063)	$(51,185,931)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(10,463,712)	$(75,606,478)	(14,797,010)	$(134,899,128)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser's general partner is Federated Investment Management Company ("FIMC").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by FIMC, an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B, Class C and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the six months ended August 31, 2002, Class F Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended August 31, 2002, the Fund's expenses were reduced by $12,839 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended August 31, 2002, were as follows:

Purchases	$294,306,153

Sales	$340,277,380

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholde rs in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Utility Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

8092606 (10/02)